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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction
of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

References in this Current Report on Form 8-K, or this Current Report, to "the Company," "we," "us" and "our," refer to Iron Mountain Incorporated, a Delaware corporation, and its subsidiaries, unless the context indicates otherwise.

Item 8.01.    Other Events.

        As a result of certain organizational realignments effective January 1, 2014, we evaluated changes to our internal financial reporting to better align our internal reporting to how we will manage our business going forward. This evaluation resulted in changes to our reportable segments effective January 1, 2014 and, as a result, we have restated previously reported segment information. As a result of the changes to our reportable segments, the former North American Business segment has been separated into two unique reportable segments, which we refer to as (1) our North American Records and Information Management Business segment and (2) our North American Data Management Business segment. In addition, the Emerging Businesses segment, which was previously reported as a component of the former North American Business segment, is now reported as a component of our Corporate and Other segment.

Item 9.01.    Financial Statements and Exhibits.

        Attached as Exhibit 99.1 to the Current Report on Form 8-K are restated versions of Items 1, 2, 6, 7 and 15 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 28, 2014 (the "Original 10-K"), which reflect only the changes associated with the presentation of segment reporting discussed above. All other Items of the Original 10-K remain unchanged. This Current Report on Form 8-K should be read in conjunction with the portions of the Original 10-K that have not been updated herein.

(d)   Exhibits

Exhibit No.	Exhibit
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith.)
99.1	Updates to the Original 10-K for the year ended December 31, 2013. (Filed herewith.)
Part I. Item 1. Business.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
Part IV. Item 15. Exhibits and Financial Statements.
101
The following materials from Iron Mountain Incorporated's Current Report on Form 8-K dated May 5, 2014 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail. (Filed herewith.)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED
By:	/s/ RODERICK DAY Roderick Day Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 5, 2014

 Exhibit Index

Exhibit No.	Exhibit
23.1	Consent of Deloitte & Touche LLP (Iron Mountain Incorporated, Delaware). (Filed herewith.)
99.1	Updates to Iron Mountain Incorporated's Annual Report on Form 10-K for the year ended December 31, 2013. (Filed herewith.)
Part I. Item 1. Business.
Part I. Item 2. Properties.
Part II. Item 6. Selected Financial Data.
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
Part IV. Item 15. Exhibits and Financial Statements.
101
The following materials from Iron Mountain Incorporated's Current Report on Form 8-K dated May 5, 2014 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail. (Filed herewith.)

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index